Exhibit 99.1

Exhibit 99.1

Aquinox Q2 /2015 Conference Call: LEADERSHIP Secondary Endpoint Update—AQX-1125 in BPS/IC

Aquinox

August 6, 2015

Forward Looking Statements / Safe Harbor

This presentation and the accompanying oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation and the accompanying oral commentary, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “might,” “approximately,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other similar expressions. Forward looking statements appear in a number of places throughout this presentation and the accompanying oral commentary and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned preclinical development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for AQX-1125 and our future product candidates, our intellectual property position, the degree of clinical utility of AQX-1125 and our future product candidates, particularly in specific patient populations, our ability to develop commercial functions, expectations regarding clinical trial data, our results of operations, cash needs, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In evaluating these statements, you should specifically consider various factors, including the risks outlined under the caption “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which we filed with the Securities and Exchange Commission (“SEC”) on August 6, 2015 and other reports and filings we will make with the SEC from time to time. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Phase 2 LEADERSHIP Trial

Objective:

Evaluate the efficacy and safety of AQX-1125 in 69 subjects with moderate to severe BPS/IC pain across Canadian and US sites

Endpoints:

Primary Endpoint: Effect of 6 weeks treatment with once daily AQX-1125 (200 mg) vs. placebo on reduction of average pain score (11-point numerical rating scale (NRS)) vs. baseline, utilizing eDiaries

Secondary Endpoints:

Difference in the change from baseline in the following:

- Average pain score measured by 11-point NRS recorded at clinic

- Maximum daily pain based on an 11-point NRS recorded on eDiary

- O’Leary-Sant Interstitial Cystitis Symptom Index and IC Problem Index (ICSI/PI)

- Bladder Pain/Interstitial Cystitis Symptom Score (BPIC-SS)

- Voiding frequency over a 24 hour period

Safety, Pharmacokinetics

LEADERSHIP: AQX-1125 Reduces Average Daily Pain at 6 Weeks

Change from Baseline Pain (eDiary) Mean (SE)

Placebo

AQX-1125

-3 -2 -1 0 -1.5 -2.5 P=0.061

Primary

Endpoint: Average Daily Pain (11-Point NRS, eDiary)

LEADERSHIP: Responder Analysis > 2 pt. Pain Reduction at 6 Wks.

Percentage of Responders

49% AQX-1125

34% Placebo

Change from Baseline (Decrease)

Treatment AZX-1125 Placebo

Approximately 49% of patients receiving AQX-1125 demonstrated a 2-point or greater reduction in pain compared to 34% of patients receiving placebo

LEADERSHIP Endpoints – Pain

Dr. Stephen Shrewsbury,

Chief Medical Officer

LEADERSHIP: Greater Average Daily Pain Reduction Over 6

Weeks (eDiary) (NS)

Change from Baseline Pain (eDiary)

-3 -2 -1 0 Baseline 2 Weeks 4 Weeks 6 Weeks

Placebo

AQX-1125

P = 0.165 p = 0.086 p = 0.061

Average Daily

Pain

(11-Point NRS,

eDiary)

LEADERSHIP: Loss of Pain Effect When Treatment Completes: Validates AQX-1125 Activity (eDiary)

Change from Baseline Pain (eDiary)

(Mean ± SE) -3 -2 -1 0

-3 -2 -1 0 Baseline 2 Weeks 4 Weeks 6 Weeks Treatment period

10 Weeks (Follow-up)

Average Daily Pain

(11-Point NRS,

eDiary)

LEADERSHIP: Significantly Greater Average Pain Reduction

Over 6 Weeks (Clinic)

-3 -2 -1 0 Baseline 2 Weeks 4 Weeks 6 Weeks

Change from Baseline Pain (Clinic)

(Mean ± SE)

P = 0.070 p = 0.076 ** p = 0.006 Placebo

AQX-1125

-3 -2 -1 0 Baseline 2 Weeks 4 Weeks 6 Weeks

Average Pain

Reported

at Clinic Visits

(11-point NRS)

LEADERSHIP: Loss of Effect When Treatment Completes (Clinic)

Change from Baseline Pain (Clinic)

(Mean ± SE)

P = 0.070 p = 0.076 ** p = 0.006 Placebo

AQX-1125

-3 -2 -1 0 Baseline 2 Weeks 4 Weeks 6 Weeks Treatment period

10 Weeks (Follow-up)

Average Pain

Reported

at Clinic Visits

(11-point NRS)

LEADERSHIP: Significantly Reduced Maximum Daily Pain

Over 6 Wks. (eDiary)

Change from Baseline in Maximum Daily Pain (eDiary)

(Mean ± SE)

-3 -2 -1 0 Baseline 2 Weeks 4 Weeks 6 Weeks

P = 0.115 p = 0.060 *p = 0.030

Placebo

AQX-1125

Maximum

Daily Pain

(11-point NRS,

eDiary)

LEADERSHIP: Loss of Effect When Treatment Completes

Change from Baseline in Maximum Daily Pain (eDiary)

(Mean ± SE)

P = 0.115 p = 0.060 * p = 0.030 p = 0.382

Placebo QQX-1125

-3 -2 -1 0 Baseline 2 Weeks 4 Weeks 6 Weeks

Treatment period 10 weeks (Follow-up)

Maximum Daily

Pain

(11-point NRS,

eDiary)

LEADERSHIP Secondary Endpoints –

Urinary Symptoms

Aquinox

LEADERSHIP: Significantly Reduced O’Leary-Sant ICSI/PI at 6 Wks.

Change from Baseline ICSI-PI Mean (SE)

Placebo

AQX-1125

-2.8 -7.2 ** p = 0.008 -10 -8 -6 -4 -2 0

O’Leary-Sant IC

Symptom/Problem Indices (ICSI/PI)

Developed and validated as an outcome measure for clinical trials1

Symptom Index

4 questions about frequency of urinary

symptoms and bladder pain over the past month

Total score ranges from 0-20 points

Problem Index

4 questions about how problematic the urinary

symptoms and pain have been over the past

month?

Total score ranges from 0-16 points

Total Combined Score of up to 36 points

1) O’Leary MP et al. Urology 1997; 49: 58.

LEADERSHIP: AQX-1125 Significantly Reduced BPIC/SS at 6 Wks

Change from Baseline BPIC-SS Mean (SE)

-15 -10 -5 0 -.3.7 -8.5 *p=0.012 Placebo AQX-1125

1) Humphrey et al. European Urology, Volume 61, Issue 2, Pages 271-279.

Bladder Pain/IC

Symptom Scale (BPIC-SS)

Developed and validated as a screening tool1

Bladder Pain IC Symptom Scale

8 questions about urinary

symptoms and bladder pain

over the past 7 days

Total Score up to 38 points

LEADERSHIP: 24-Hour Voiding Frequency at 6 Weeks

Change in Voiding Frequency Mean (SE)

-8 -6 -4 -2 0 Placebo AQX-1125

-2.6 -4.3 p=0.470

Voiding

Frequency

AQX-1125 trend in decreased urinary frequency

LEADERSHIP: Greater Reductions in Pain and Symptoms of BPS/IC

Change in Average Daily Pain (eDiary) Change in Average Pain (Clinic) Change in Maximum Daily Pain (eDiary)

Change from Baseline Pain (eDiary) Mean (SE)

Palcebo AQX-1125

-3 -2 -1 0 -1.4 -2.4 p=0.0611 -2.6 -1.0 -4 -2.8 -7.2 -3.7 -8.5 -4.3 -2.6

P=0.061 **p=0.006 *p=0.030 **p=0.008 *p=0.012 p =0.470

Change from Baseline Pain (Clinic) Mean (SE)

Palcebo AQX-1125

Change from Baseline in Maximum Daily Pain

(eDiary) Mean (SE)

Palcebo AQX-1125

Change from Baseline ICSI-PI Mean (SE)

Palcebo AQX-1125

Change from Baseline BPIC-SS Mean (SE)

Palcebo AQX-1125

Change in Voiding Frequency Mean (SE)

Palcebo AQX-1125

Change in O’Leary-Sant ICSI/PI

Change in BPIC-SS Change in Voiding Frequency

[GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] LEADERSHIP and FLAGSHIP: Safety Summary

LEADERSHIP (6-week dosing) FLAGSHIP

(12-week dosing) OVERALL

Placebo

N=32

N (%) AQX-1125

N=37

N (%) Placebo

N=200

N (%) AQX-1125

N=200

N (%) Placebo AQX-1125

N=237

N (%)

N=232

N (%)

Total AEs

25	(78.1)
19	(51.4)
99	(49.5)

102 (51.0)

124 (53.4)

121 (51.1)

GI Disorders

11	(34.4)
12	(32.4)
28	(14.0)
35	(17.5)
39	(16.8)

47 (19.8)

Eye Disorders

3	(9.4)
2	(5.4)
19	(9.5)
14	(7.0)
22	(9.5)

16 (6.8)

SAEs

0 (0.0)

0 (0.0)

17	(8.5)
11	(5.5)
17	(7.3)

11 (4.6)

Deaths

0 (0.0)

0 (0.0)

1	(0.5)
1	(0.5)
1	(0.4)
1	(0.4)

AEs Leading to

Discontinuation

2	(6.3)
2	(5.4)
8	(4.0)

9 (4.5)

10	(4.3)

11 (4.6)

AQX-1125 PK: Bladder Exposure Through Blood & Urine

Concentration (ng/mL)

1000000

100000

10000

1000

100

10

Phase 2a LPS Challenge, 7 Days, Plasma

LEADERSHIP, 4 Weeks, Plasma

LEADERSHIP, 6 Weeks, Plasma

LEADERSHIP, 4 Weeks, Urine

LEADERSHIP, 6 Weeks, Urine

BPS/IC:Unmet Need & Opportunity

Aquinox

LEADERSHIP: Greater Reductions in Pain and Symptoms of BPS/IC

Change in Average Daily Pain (eDiary) Change in Average Pain (Clinic) Change in Maximum Daily Pain (eDiary)

Change from Baseline Pain (eDiary) Mean (SE)

Palcebo AQX-1125

-4 -6 -8 -10 -3 -2 -1 0 -1.4 -2.4 p=0.0611 -2.6 -1.0 -4 -2.8 -7.2 -3.7 -8.5 -4.3 -2.6

P=0.061 **p=0.006 *p=0.030 **p=0.008 *p=0.012 p =0.470

Change from Baseline Pain (Clinic) Mean (SE)

Palcebo AQX-1125

Change from Baseline in Maximum Daily Pain

(eDiary) Mean (SE)

Palcebo AQX-1125

Change from Baseline ICSI-PI Mean (SE)

Palcebo AQX-1125

Change from Baseline BPIC-SS Mean (SE)

Palcebo AQX-1125

Change in Voiding Frequency Mean (SE)

Palcebo AQX-1125

Change in O’Leary-Sant ICSI/PI

Change in BPIC-SS Change in Voiding Frequency

BPS/IC: High Unmet Medical Need

Chronic bladder disease associated with significant pain and disability, increased urinary urgency and/or frequency.

Prevalence in the US 5-12 million

Mixed results with oral therapies and no new

FDA approved oral treatment in 20 yrs.

Other treatments are invasive:

(catheterization, nerve stimulation, surgical)

Oral administration of once daily, oral AQX-

1125 results in bladder exposure systemically and through urine

Untapped Market with Growth Potential

12 M 5 M 4 M 3 M 2 M 1 M M Up to 12 M 2.1 M 3.3 M US Prevalence Diagnosed Treated

Effective therapy

has potential to unlock market

Men

Women

Elmiron FY sales

$279 M

Clear Path To Independent Commercialization

Leadership Phase 2 trial: compelling AQX-1125 efficacy and safety profile

High unmet medical need with pent-up demand; no new treatment options in 20 years

Motivated and engaged patient population

Small, targeted sales force could achieve high market

penetration (urologists, obstetricians & gynecologists)

Large commercial opportunity, minimal competition, positive price benchmark

Aquinox

MILLIONS SUFFER, FEW UNDERSTAND icawareness.org

SEPTEMBER IS INTERSTITIAL CYSTITIS/BLADDER PAIN SYNDROME AWARENESS MONTH